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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report:  May 21, 1999


                        FEDERAL REALTY INVESTMENT TRUST
                        -------------------------------
            (Exact name of registrant as specified in its charter)


          Maryland                     1-7533           52-0782497
-----------------------------       ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
of incorporation)                   File Number)        Identification No.)


         1626 East Jefferson Street, Rockville, Maryland    20852-4041
         -------------------------------------------------------------
            (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: 301/998-8100
                                                           ------------

Exhibit Index appears on page 3.
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Item 5.  Other Events

  On May 21, 1999, Federal Realty Investment Trust (the "Registrant") amended and restated its Declaration of Trust and By-laws for the purpose of changing the Registrant's legal domicile from the District of Columbia to Maryland (the "Reorganization"). The Reorganization was approved by the holders of more than two-thirds of the Registrant's outstanding common shares of beneficial interest at the Registrant's annual meeting of shareholders held on May 5, 1999.

  The Reorganization will not result in any change in the Registrant's name, business, trustees, management, fiscal year, assets or liabilities, or the location of its principal offices.

     All common shares of beneficial interest, no par value ("Old Common Shares"), and Series A Cumulative Redeemable Preferred Shares of beneficial interest, no par value ("Old Preferred Shares"), of the Registrant which were issued and outstanding immediately prior to the Reorganization have been reclassified and continue to exist as common shares of beneficial interest, $0.01 par value per share ("New Common Shares"), or Series A Cumulative Redeemable Preferred Shares of beneficial interest, $0.01 par value per share ("New Preferred Shares"), respectively, of the Registrant. Shareholders of the Registrant are not required to undertake an exchange of their shares of either class; all share certificates which immediately prior to the Reorganization represented Old Common Shares or Old Preferred Shares are, after the Reorganization, automatically deemed to represent a like number of New Common Shares or New Preferred Shares, respectively.

     Copies of the Articles of Amendment and Restatement of Declaration of Trust, the Declaration of Trust and the Bylaws of the Registrant are filed as exhibits to this Form 8-K.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits.
          --------

          3.1 Articles of Amendment and Restatement of Declaration of Trust of the Registrant

          3.2  Declaration of Trust of the Registrant

          3.3  Bylaws of the Registrant


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

                                     FEDERAL REALTY INVESTMENT TRUST


Date:  May 25, 1999                  By: /s/ Cecily A. Ward
                                        ------------------------
                                        Cecily A. Ward
                                        Vice President, Controller
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                                 EXHIBIT INDEX

Exh. No.    Exhibit
--------    -------

3.1         Articles of Amendment and Restatement of
            Declaration of Trust of the Registrant

3.2         Declaration of Trust of the Registrant

3.3         Bylaws of the Registrant